UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 2006

LitFunding Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-49679	93-1221399
(State of other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

6375 S. Pecos Road
Las Vegas, Nevada	89121
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code (702) 898-8388

Copies of Communications to:

Stoecklein Law Group

402 West Broadway, Suite 400

San Diego, CA 92101

(619) 595-4882

Fax (619) 595-4883

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objections of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements or belief; and any statements of assumptions underlying any of the foregoing.

Forward-looking statements may include the words “may,” “could,” “estimate,” “intend,” “continue,” “believe,” “expect” or “anticipate” or other similar words. These forward-looking statements present our estimates and assumptions only as of the date of this report. Except for our ongoing securities laws, we do not intend, and undertake no obligation, to update any forward-looking statement.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any or our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The factors impacting these risks and uncertainties include, but are not limited to:

•	increased competitive pressures from existing competitors and new entrants;
•	increases in interest rates or our cost of borrowing or a default under any material debt agreements;
•	deterioration in general or regional economic conditions;
•	adverse state or federal legislation or regulation that increases the costs of compliance, or adverse findings by a regulator with respect to existing operations;
•	loss of customers or sales weakness;
•	inability to achieve future sales levels or other operating results;
•	the unavailability of funds for capital expenditures and/or general working capital; and
•	operational inefficiencies in distribution or other systems.

For a detailed description of these and other factors that could cause actual results to differ materially from those expressed in any forward-looking statement, please see “Factors That May Affect Our Plan of Operation” in this document and in our Annual Report on Form 10-KSB for the year ended December 31, 2005.

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Investment Agreement with Imperial Capital Holdings

On July 28, 2006, the Registrant entered into an Investment Agreement with Imperial Capital Holdings (“Imperial”). Under the terms of the agreement, the Registrant agreed to issue and sell to Imperial, and Imperial agreed to purchase from the Registrant up to that number of shares of common stock having an aggregate purchase price of $3,000,000. The Registrant will be able to require Imperial to purchase up to the $3,000,000 of its common stock over a two-year period commencing on the date a registration statement is declared effective by the SEC covering shares of the Registrant’s common stock underlying the Investment Agreement. These funds will be able to be drawn at the Registrant’s discretion by delivering a written notice (“Put Notice”) stating the amount of funds the Registrant wishes to draw (“Put Amount”). The Put Amount shall be equal to 93% of the market price of the Registrant’s common stock, as calculated in accordance with the terms of the Investment Agreement, provided that in no event will the Put Amount be greater than $250,000. The Registrant shall not be entitled to submit a Put Notice until after the previous closing has been completed. If any closing best bid price during the applicable Pricing Period (the period beginning on the Put Notice date and ending on and including the date that is 5 trading days after such Put Notice date) with respect to any particular Put Notice is less than 75% of any closing best bid price of the common stock for the 10 trading days prior to the Put Notice date, the Put Notice will terminate at the Registrant’s request.

Registration Rights. Pursuant to the terms of the Registration Rights Agreement dated July 28, 2006 between Imperial and the Registrant, the Registrant is obligated to file a registration statement registering 15,000,000 shares of the Registrant’s common stock issuable on the date proceeding the filing of the Registration Statement based on the closing bid price of the Registrant’s common stock on such date and the amount reasonably calculated that represents common stock issuable to other parties as set forth in the Investment Agreement except to the extent that the SEC requires the share amount to be reduced as a condition of effectiveness. The Registrant shall use commercially reasonable efforts to have the Registration Statement declared effective by the SEC within 180 calendar days after the filing of the Registration Statement.

Placement Agent. In connection with the Investment Agreement, on July 28, 2006 the Registrant entered into a Placement Agent Agreement with Brewer Financial Services, LLC., a NASD registered broker-dealer. The Placement Agent will render consulting services to the Registrant with respect to the Investment Agreement and will be available for consultation in connection with the advances to be requested by the Registrant pursuant to the Investment Agreement. The Registrant agreed to pay to the Placement Agent 1% of the gross proceeds from each draw for all services in connection with the Placement Agent Agreement.

Item 1.02 Termination of Material Definitive Agreement.

On January 19, 2006, the Registrant and Imperial Capital Holdings (“Imperial”) entered into an Investment Agreement and other associated agreements. On July 28, 2006, the Registrant and Imperial terminated the investment agreement and all associated agreements.

Section 8 – Other Events

Item 8.01 Other Events.

On August 1, 2006, the Registrant issued a press release to announce that the cost-cutting initiatives outlined to the shareholder’s nine months ago have been effectively accomplished. A copy of the press release is attached hereto as Exhibit 99.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

EXHIBITS

10.1	Investment Agreement with Imperial Capital Holdings, dated July 28, 2006
10.2	Registration Rights Agreement with Imperial Capital Holdings, dated July 28, 2006
10.3	Placement Agent Agreement with Brewer Financial Services, LLC., dated July 28, 2006
99	Press Release dated August 1, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LitFunding Corp.,

a Nevada corporation

By:/s/ Morton Reed

Morton Reed, Chief Executive Officer

Date: August 4, 2006